                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)          SEPTEMBER 30, 1998
                                                            ------------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
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            (Exact name of registrant as specified in its charter)

(AS SERVICER ON BEHALF OF CC MASTER CREDIT CARD TRUST II (FORMERLY CHEVY CHASE
                         MASTER CREDIT CARD TRUST II))

  LAWS OF THE UNITED STATES              33-99334                         76-0039224
  -------------------------               --------                        ----------
(State or other jurisidiction of    (Commission File Number)     (IRS Employer Identification
 incorporation or organization)                                             Number)


201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                              19801
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(Address of principal executive offices)                              (Zip Code)


                    302/594-4117
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Registrant's telephone number, including area code


                                      N/A
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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.   OTHER EVENTS

               Effective September 30, 1998, First USA Bank, N.A., a national banking association organized under the laws of the United States (the "Bank"), which is a wholly owned subsidiary of First USA Financial, Inc., which is a wholly owned subsidiary of BANC ONE CORPORATION, purchased the credit card operation of Chevy Chase Bank, F.S.B., a federally chartered stock savings bank ("Chevy Chase"). In connection with the purchase, the Bank assumed all of the rights and obligations of Chevy Chase, as Transferor and Servicer, and CCB Holding Corporation, a Delaware Corporation ("CCBH"), as Transferor with respect to CC Master Credit Card Trust II (formerly Chevy Chase Master Credit Card Trust II), under the Pooling and Servicing Agreement dated as of June 1, 1995, among Chevy Chase, as Transferor and Servicer, CCBH, as Transferor, and Bankers Trust Company, as Trustee (the "Trustee"), as supplemented and amended (the "Pooling and Servicing Agreement").

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

               (c)  EXHIBITS.

               The following exhibits are filed as a part of this report:

               (99.01) Assignment and Assumption Agreement dated as of September 30, 1998, among the Bank, Chevy Chase, CCBH and the Trustee relating to CC Master Credit Card Trust II (formerly Chevy Chase Master Credit Card Trust II).

               (99.02) Fifth Amendment to the Pooling and Servicing Agreement dated as of September 30, 1998, among the Bank, Chevy Chase, CCBH and the Trustee relating to CC Master Credit Card Trust II (formerly Chevy Chase Master Credit Card Trust II).

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST USA BANK, NATIONAL ASSOCATION
                         As Servicer of the CC Master Credit Card Trust II (formerly Chevy Chase Master Credit Card Trust II)



                         By:  /s/ Tracie H. Klein
                              -------------------
                             Name:  Tracie H. Klein
                             Title: Vice President



Date:  November 19, 1998
       -----------------

                                 EXHIBIT INDEX


EXHIBIT NO.    DOCUMENT                                                    PAGE

(99.01)        Assignment and Assumption Agreement dated as                  5
               of September 30, 1998, among the Bank, Chevy
               Chase, CCBH and the Trustee relating to CC Master
               Credit Card Trust II (formerly Chevy Chase Master
               Credit Card Trust II).

(99.02)        Fifth Amendment to the Pooling and Servicing                 18
               Agreement dated as of September 30, 1998, among the Bank, Chevy Chase, CCBH and the Trustee relating to CC Master Credit Card Trust II (formerly Chevy Chase
               Master Credit Card Trust II).